UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/13/2013

LeMaitre Vascular, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33092

Delaware	04-2825458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

63 Second Avenue
Burlington, MA 01803
(Address of principal executive offices, including zip code)

781-221-2266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

(a)         On June 13, 2013, LeMaitre Vascular, Inc. (the "Company") held its Annual Meeting of Stockholders. A total of 15,246,693 shares of the Company's common stock were entitled to vote as of April 19, 2013, the record date for the Annual Meeting, of which 13,058,902 shares were present in person or represented by proxy at the Annual Meeting.

(b)        Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of two Class I directors nominated by the Board of Directors for three-year terms; (ii) an advisory vote on the compensation of the Company's named executive officers; (iii) an advisory vote on the frequency of future advisory votes on executive compensation; and (iv) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1 - Election of Directors

By a majority of votes cast, the stockholders elected the following two nominees as Class I directors for a term of three years expiring upon the 2016 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. George W. LeMaitre received a vote of 10,501,283 shares for, 648,890 shares withheld and 1,908,729 broker non-votes. David B. Roberts received a vote of 10,283,212 shares for, 866,961 shares withheld and 1,908,729 broker non-votes.

Proposal No. 2 - Advisory Vote on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, the Company's executive compensation by a vote of 10,424,839 shares for and 723,755 shares against, with 1,579 shares abstaining and 1,908,729 broker non-votes.

Proposal No. 3 - Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

By a majority of votes cast, the stockholders recommended, on an advisory basis, the holding of an advisory vote on the compensation of the Company's named executive officers every three years by a vote of 4,553,407 shares for one year, 64,619 shares for two years and 6,518,042 shares for three years, with 14,105 shares abstaining and 1,908,729 broker non-votes.

Proposal No. 4 - Ratification of the Selection of Independent Registered Public Accounting Firm

By a majority of votes cast, the stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013 by a vote of 13,056,078 shares for and 1,245 shares against, with 1,579 shares abstaining.

(d)        As indicated above, a majority of the votes cast by stockholders were voted to hold an advisory vote to approve the compensation of the Company's named executive officers every three years. After taking into consideration the foregoing, the Board of Directors of the Company intends to hold future advisory votes on the compensation of the Company's named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: June 17, 2013	By:	/s/ Joseph P. Pellegrino, Jr.
Joseph P. Pellegrino, Jr.
Chief Financial Officer and Secretary